Virtus Rampart Enhanced Core Equity Series,

a series of Virtus Variable Insurance Trust

Supplement dated June 18, 2020, to the Summary and Statutory Prospectuses and

Statement of Additional Information (SAI) dated April 30, 2020

Important Notice to Investors

The Board of Trustees of Virtus Variable Insurance Trust, on behalf of Virtus Rampart Enhanced Core Equity Series (the “Series”), has approved the replacement of the Series’ current subadviser, Rampart Investment Management, LLC, with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), effective on or about September 1, 2020.

In connection with the subadviser change, the Series’ name will be changed to Virtus KAR Equity Income Series and the current portfolio managers of the Series will be replaced with KAR portfolio managers. Additionally, as of the same date the other changes are effective, the principal investment strategies and certain principal risks set forth in the Series’ Prospectuses will be revised to reflect the strategies to be employed by KAR in managing the Series.

Additional information about the proposed change, as well as the resulting strategy and risk changes, will be distributed in an Information Statement to shareholders of the Series within 90 days after the effectiveness of the changes. The Series’ Prospectuses and SAI setting forth the amended disclosure will also be available at virtus.com and on the SEC’s website, www.sec.gov.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VVIT 8500/EnhancedCoreEquitySeriesChanges (06/2020)